650 Page Mill Road Palo Alto, CA 94304-1050

PHONE 650.493.9300
FAX 650.493.6811

www.wsgr.com

March 10, 2005

VIA EDGAR AND OVERNIGHT MAIL

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549-0303
Attn: Celeste M. Murphy

Re:	Fair Isaac Corporation Schedule TO filed on February 25, 2005 File No. 005-39117

Ladies and Gentlemen:

      On behalf of Fair Isaac Corporation, a Delaware corporation (the “Company”), we hereby notify you that the Company has electronically transmitted to you this afternoon (i) a conformed copy of Amendment No. 1 to the Company’s Schedule TO-I, initially filed on February 25, 2005 (File No. 005-39117) (as so amended, the “Schedule TO”), (ii) a conformed copy of the Company’s Offering Circular, dated March 10, 2005 (the “Offering Circular”), included as Exhibit (a)(1)(A) to the Schedule TO, and (iii) the Company’s response to your letter dated March 9, 2005, related to the staff’s comments to the Schedule TO and the Offering Circular.

      In addition, we are providing you by overnight mail with courtesy copies of each of the above-referenced documents, together with exhibits, and a redlined version of both the Schedule TO and the Offering Circular, each marked to show changes from the original filings.

      Please note that the Company has paid the applicable filing fee payable to the Commission in the amount of forty-seven thousand eighty dollars ($47,080).

      Please contact the undersigned or John A. Fore at (650) 493-9300 with any questions relating to the Schedule TO or the Offering Circular.

Very truly yours,

WILSON SONSINI GOODRICH & ROSATI
Professional Corporation

/s/ Kathleen D. Rothman

Kathleen D. Rothman

Enclosures

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